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                                                                   EXHIBIT 10.15


                        SIXTH AMENDMENT TO LOAN AGREEMENT


     This Sixth Amendment to Loan Agreement (this "Amendment"), dated as of May 6, 2002, is made and entered into by and among Natural Gas Services Group, Inc., a Colorado corporation ("Borrower"), Wallace C. Sparkman, Wallace O. Sellers, CAV-RDV, LTD., Diamente Investments, L.P., Richard L. Yadon, Rotary Gas Systems, Inc., NGE Leasing, Inc. and Western National Bank, a national banking association ("Lender").

                                   WITNESSETH:

         WHEREAS, Borrower and Lender entered into that certain Loan Agreement, dated as of September 15, 1999, as amended by that certain First Amendment and Waiver to Loan Agreement, dated as of March 9, 2001, as further amended by that certain Second Amendment to Loan Agreement, dated as of March 20, 2001, as further amended by that certain Third Amendment and Waiver to Loan Agreement, dated as of July 25, 2001, as further amended by that certain Fourth Amendment to Loan Agreement, dated as of December 12, 2001, and as further amended by that certain Fifth Amendment to Loan Agreement, dated as of April 3, 2002 (said Loan Agreement, as so amended, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Agreement"), providing for, among other things, loans to Borrower evidenced by (i) that certain Revolving Line of Credit Promissory Note, dated April 3, 2002, in the original principal amount of $750,000.00, (ii) that certain Consolidated Term Promissory Note, dated April 3, 2002, in the original principal amount of $2,146,660.93, and (iii) that certain Multiple Advance Term Promissory Note, dated April 3, 2002, in the original principal amount of $1,853,340.00.

         WHEREAS, Borrower has requested that Lender waive for a period of six months the Borrower's compliance with Section 6.1(a) of the Agreement;

         WHEREAS, the Lender has agreed to Borrower's requests, but only upon and subject to the terms and provisions which are hereinafter specified.

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:



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SECTION 1. DEFINED TERMS.

         In addition to the terms defined in this Amendment, all terms defined in the Agreement, and not otherwise defined herein, shall have the meaning given them in the Agreement when used herein.

SECTION 2. WAIVER. The Lender hereby waives Borrower's compliance with Section 6.1(a) of the Agreement until November 29, 2002.

SECTION 3. AMENDMENT TO LOAN AGREEMENT. Section 6.1(a) of the Agreement is amended to read in full as follows:

                  (a) Consolidated Current Ratio. Permit the Consolidated Current Ratio, as defined herein and calculated pursuant to Exhibit L hereto, to be less than 1.0 to 1.0 as of November 30, 2002 and as of the end of each month after November 30, 2002.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

         To induce Lender to enter into this Amendment, Borrower hereby represents and warrants to the Lender as follows:

         (a) Borrower has the corporate power, authority and legal right (i) to make and deliver this Amendment; and (ii) to perform its obligations under the Notes and the Agreement, as amended hereby; and Borrower has taken all action necessary to authorize the execution and delivery of this Amendment and the performance of the Agreement, as amended hereby.

         (b) This Amendment has been duly executed and delivered on behalf of Borrower by its duly authorized officer, and this Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).




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         (c) The execution, delivery and performance by Borrower of this
Amendment and the transactions contemplated hereby do not violate or constitute a default under any provision of applicable law or any agreement binding upon Borrower or the Subsidiaries of Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower or the Subsidiaries of Borrower, except Liens expressly permitted by the Agreement.

         (d) The representations and warranties contained in Article IV of the Agreement are true and correct on and as of the date hereof as though made on and as of the hereof.

         (e) No Event of Default has occurred and is continuing (after giving effect to this Amendment).

SECTION 5. CONDITIONS PRECEDENT.

         This Amendment shall be effective only upon satisfaction of the following conditions precedent:

         (a) Lender shall have received counterparts of this Amendment duly executed and delivered by the Borrower and Guarantors;

         (b) No Event of Default shall have occurred and be continuing as of the date of this Amendment, both before and after giving effect to this Amendment; and

         (c) Lender shall have received such other agreements, documents or instruments as Lender may require.




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SECTION 6. NO OTHER AMENDMENTS; RATIFICATION OF LOAN PAPERS.

         Except as expressly amended and modified by this Amendment, all of the provisions and covenants of the Agreement, all exhibits thereto and all other Loan Papers (as any of the same have been amended) are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby ratified and confirmed by Borrower, the Subsidiaries parties hereto and the Limited Guarantors as of the date of this Amendment as if the Agreement and such other Loan Papers were re-executed as of the date of this Amendment.

SECTION 7. COUNTERPARTS.

         This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 8. GOVERNING LAW.

         THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

SECTION 9. GLOBAL AMENDMENT OF LOAN PAPERS.

         All of the Loan Papers are hereby modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments to the Agreement as set forth herein, and Borrower, the Subsidiaries and Guarantors covenant to observe, comply with and perform each of the terms and provisions of the Loan Papers to which they are parties, as modified hereby. Each Loan Paper to which Borrower and the Subsidiaries or any Guarantor is a party is hereby amended so that any reference in each such Loan Paper to the Agreement shall mean a reference to the Agreement as amended hereby.



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SECTION 10. FINAL AGREEMENT.

         THE AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENTS THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date and year first above written.


                                      BORROWER:

                                          NATURAL GAS SERVICES GROUP, INC.

                                          By: /s/ Wayne Vinson
                                              President

                                      LENDER:

                                          WESTERN NATIONAL BANK

                                          /s/ Scott A. Lovett, Executive Vice
                                                President




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                                      LIMITED GUARANTORS:

                                         /s/ Wallace O. Sellers, Individually

                                         CAV-RDV, LTD.
                                         /s/ Kirk Mehaffey, General Partner

                                         DIAMENTE INVESTMENTS, L.P.

                                         By: Diamente Management, LLC, its
                                                general partner

                                         /s/ Wallace C. Sparkman, President


                                         /s/ Wallace C. Sparkman, Individually



                                         /s/ Richard L. Yadon, Individually



                                      SUBSIDIARY GUARANTORS:


                                         ROTARY GAS SYSTEMS, INC.

                                         /s/ Wayne Vinson, President


                                         NGE LEASING, INC.

                                         /s/ Wallace C. Sparkman, President


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